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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                           THE SECURITIES ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2000



                                REHABILICARE INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Minnesota                    (No. 0-9407)         41-0985318
           ---------                    ------------         ----------
(State or other jurisdiction of     Commission File No.      (I.R.S. Employer
incorporation or organization)                               Identification No.)


       1811 Old Highway 8
        New Brighton, MN                                     55112
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(Address of principal executive offices)                     (Zip Code)


                                 (651) 631-0590
             ------------------------------------------------------
               (Registrants telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) NEW INDEPENDENT ACCOUNTANTS. On April 20, 2000, the Company engaged Ernst & Young LLP as its new independent accountants. The Company has not during the past two fiscal years, or during the period from the end of its most current fiscal year to the date hereof, consulted Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on its financial statements, for which it received written or oral advice that was considered important in reaching any decision (financial or otherwise), or (ii) any matter that was either a subject of disagreement or a reportable event.


                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REHABILICARE INC.


                                   By  /s/ W. Glen Winchell
                                       --------------------
                                   W. Glen Winchell, Vice President of Finance
                                   and Chief Financial Officer
Dated: April 24, 2000